Execution Copy

COUNTRYWIDE HOME LOANS SERVICING LP,

as Servicer

and

J.P. MORGAN MORTGAGE ACQUISITION CORP.,

as Purchaser

AMENDED AND RESTATED SERVICING

AGREEMENT

dated as of December 1, 2005

Conventional Residential Mortgage Loans

TABLE OF CONTENTS

Page

ARTICLE I.

DEFINITIONS

1

ARTICLE II.

PRE-CLOSING AND CLOSING PROCEDURES

13

Section 2.01

Possession of Credit Files.

13

Section 2.02

Closing.

14

Section 2.03

Closing Documents.

14

ARTICLE III.

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR

BREACH

15

Section 3.01

Representations and Warranties Respecting Countrywide.

15

Section 3.02

Representations and Warranties Respecting the Purchaser.

16

ARTICLE IV.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

17

Section 4.01

Countrywide to Act as Servicer.

17

Section 4.02

Collection of Mortgage Loan Payments.

18

Section 4.03

Realization Upon Defaulted Mortgage Loans.

18

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

19

Section 4.05

Permitted Withdrawals From the Custodial Account.

20

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

21

Section 4.07

Permitted Withdrawals From Escrow Account.

22

Section 4.08

Transfer of Accounts.

22

Section 4.09

Payment of Taxes, Insurance and Other Charges; Maintenance of PMI

Policies; Collections Thereunder.

22

Section 4.10

Maintenance of Hazard Insurance.

23

Section 4.11

[Reserved].

24

Section 4.12

Fidelity Bond; Errors and Omissions Insurance.

24

Section 4.13

Title, Management and Disposition of REO Property.

25

Section 4.14

Notification of Adjustments.

26

Section 4.15

Notification of Maturity Date.

26

Section 4.16

Assumption Agreements.

27

Section 4.17

Satisfaction of Mortgages and Release of Collateral Files.

27

Section 4.18

Servicing Compensation.

28

Section 4.19

Credit Reporting

29

ARTICLE V.

PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

29

Section 5.01

Distributions.

29

Section 5.02

Periodic Reports to the Purchaser.

29

Section 5.03

Monthly Advances by Countrywide.

30

Section 5.04

Annual Statement as to Compliance.

31

Section 5.05

Annual Independent Certified Public Accountants’ Servicing Report.

31

Section 5.06

Purchaser’s Access to Countrywide’s Records.

31

Section 5.07

Assessment of Servicing Compliance.

32

Section 5.08

Subservicing and Subcontracting.

33

Section 5.09

Additional Monthly Reporting Requirements.

33

Section 5.10

Additional Information.

34

ARTICLE VI.

COVENANTS BY COUNTRYWIDE

35

Section 6.01

Indemnification by Countrywide.

35

Section 6.02

Third Party Claims.

35

Section 6.03

Merger or Consolidation of Countrywide.

35

Section 6.04

Limitation on Liability of Countrywide and Others.

36

Section 6.05

No Transfer of Servicing.

36

ARTICLE VII.

TERMINATION OF COUNTRYWIDE AS SERVICER

37

Section 7.01

Termination Due to an Event of Default.

37

Section 7.02

Termination by Other Means.

38

ARTICLE VIII.

MISCELLANEOUS

39

Section 8.01

Notices.

39

Section 8.02

Exhibits.

39

Section 8.03

General Interpretive Principles.

40

Section 8.04

Reproduction of Documents.

40

Section 8.05

Further Agreements.

40

Section 8.06

Assignment of Mortgage Loans by the Purchaser; Whole Loan

Transfer; Securitization Transfers.

41

Section 8.07

Designation of a Master Servicer.

47

Section 8.08

Governing Law.

48

Section 8.09

Severability Clause.

48

Section 8.10

Successors and Assigns.

49

Section 8.11

Confidentiality.

49

Section 8.12

Entire Agreement.

49

Section 8.13

No Partnership.

49

Section 8.14

Counterparts.

50

Section 8.15

Waivers.

50

Section 8.16

Further Agreements.

50

Section 8.17

Nonsolicitation.

50

Exhibit A

Schedule of Collateral Documents

A-1

Exhibit B

Form of Acknowledgment Agreement

B-1

Exhibit C

Form of Officers Certificate

C-1

Exhibit D

Form of Custodial Account Certification

D-1

Exhibit E

Form of Escrow Account Certification

E-1

Exhibit F

Form of Sarbanes Oxley Certification

F-1

Exhibit G

Annual Certification

H-1

Exhibit H

Servicing Criteria

I-1

Exhibit I

Servicing Reports

J-1

SERVICING AGREEMENT

This Amended and Restated Servicing Agreement is made and entered into as of December 1, 2005 (the “Agreement”), between Countrywide Home Loans Servicing LP, having an address at 400 Countrywide Way, Simi Valley, California 93065 (“Countrywide”), and J.P. Morgan Mortgage Acquisition Corp., having an address at 270 Park Avenue, 10th Floor, New York, New York 10017 the “Purchaser”).

R E C I T A L S

The Purchaser has agreed to purchase from Countrywide Home Loans, Inc. (“Seller”) and the Seller has agreed to sell from time to time to the Purchaser all of the Seller’s right, title and interest, excluding servicing rights, in and to those certain mortgage loans identified in a purchase confirmation executed by the Seller and the Purchaser.

The Purchaser desires to have Countrywide service the Mortgage Loans, Countrywide desires to service and administer the Mortgage Loans on behalf of the Purchaser and the parties desire to provide the terms and conditions of such servicing by Countrywide.

In consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein.

Adjustable Rate Mortgage Loan:  Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such Mortgage Note.

Agency:  Either Fannie Mae or Freddie Mac.

Agreement:  This Amended and Restated Servicing Agreement, including all exhibits and supplements hereto, and all amendments hereof.

Appraised Value:  The value of the related Mortgaged Property as set forth in an appraisal made in connection with the origination of a Mortgage Loan or the sale price of the related Mortgaged Property if the proceeds of such Mortgage Loan were used to purchase such Mortgaged Property, whichever is less.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

Balloon Mortgage Loan:  Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in either the State of California or the State of Texas are authorized or obligated by law or executive order to be closed.

Cash Liquidation:  Recovery of all cash proceeds by Countrywide with respect to the termination of any defaulted Mortgage Loan other than a Mortgage Loan which became an REO Property, including all PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other payments or recoveries whether made at one time or over a period of time which Countrywide deems to be finally recoverable, in connection with the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise.

Closing:  The consummation of the sale and purchase of each Mortgage Loan Package.

Closing Date:  The date on which the purchase and sale of the Mortgage Loans constituting a Mortgage Loan Package is consummated, as set forth in the related purchase confirmation.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto.

Collateral Documents:  The collateral documents pertaining to each Mortgage Loan as set forth in Exhibit A hereto.

Collateral File:  With respect to each Mortgage Loan, a file containing each of the Collateral Documents.

Commission:  The United States Securities and Exchange Commission.

Condemnation Proceeds:  All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

Conventional Mortgage Loan:  A Mortgage Loan that is not insured by the FHA or guaranteed by the VA.

Convertible Mortgage Loan:  Any Adjustable Rate Mortgage Loan that contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed rate mortgage loan in accordance with the terms of the related Mortgage Note.

Countrywide:  Countrywide Home Loans Servicing LP, a Texas limited partnership, or any successor or assign to Countrywide under this Agreement as provided herein.

Credit File:  The file retained by Countrywide that includes the mortgage loan documents pertaining to a Mortgage Loan including copies of the Collateral Documents together with the credit documentation relating to the origination of such Mortgage Loan, which Credit File may be maintained by Countrywide on microfilm or any other comparable medium.

Custodial Account:  The account or accounts created and maintained pursuant to Section 4.04, each of which shall be an Eligible Account.

Custodial Agreement:  The agreement governing the retention of the Collateral Files by the Custodian with respect to a Closing Date.

Custodian:  JPMorgan Chase Bank, its successor in interest or assign, or such other custodian that may be designated by Countrywide from time to time.

Customary Servicing Procedures:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located which are in accordance with accepted mortgage servicing practices of prudent lending institutions and the Fannie Mae Guides, as amended from time to time.

Cut off Date:  The first day of the month in which the related Closing Date occurs or such other date as may be set forth in the related purchase confirmation.

DBRS: shall mean Dominion Bond Rating Service, and its successors in interest.

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transfer.

Determination Date:  The Business Day immediately preceding the related Remittance Date.

Distribution Report:  The Form 10-D report required pursuant to Regulation AB.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have one of the two highest short-term ratings of a Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that the Purchaser has a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company that is subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to Section 4.06, each of which shall be an Eligible Account.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.01.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHA:  The Federal Housing Administration.

Fannie Mae:  The Federal National Mortgage Association or any successor organization.

Fannie Mae Guides:  The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

Fidelity Bond:  A fidelity bond to be maintained by Countrywide pursuant to Section 4.12.

First Lien Mortgage Loan:  Any Mortgage Loan secured by a first lien on the related Mortgaged Property.

Fitch Ratings:  Fitch, Inc., or any successor in interest.

Fixed Rate Mortgage Loan:  Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

Freddie Mac:  The Federal Home Loan Mortgage Corporation or any successor organization.

GNMA:  The Government National Mortgage Association or any successor organization.

Government Insurance Proceeds:  With respect to each Government Mortgage Loan, payments made pursuant to a MIC or LGC.

Government Mortgage Loan:  A Mortgage Loan insured by the FHA or guaranteed by the VA.

Gross Margin:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

HUD:  The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.

Initial Closing Date:  The Closing Date on which the Purchaser purchases the first Mortgage Loan Package.

Initial Purchaser:  J.P. Morgan Mortgage Acquisition Corp.

Interest Adjustment Date:  With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

LGC:  A loan guarantee certificate issued by the VA.

LTV:  With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds, proceeds of any REO Disposition or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

Lifetime Rate Cap:  With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

Liquidation Proceeds:  Amounts, other than PMI Proceeds, Government Insurance Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by Countrywide in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

LPMI Fee:  The portion of the Mortgage Interest Rate relating to an LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by Countrywide to pay the premium due on the PMI Policy with respect to such LPMI Loan.

LPMI Loan:  Any Mortgage Loan with respect to which Countrywide is responsible for paying the premium due on the related PMI Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

Master Servicer: Any master servicer appointed by the Purchaser in its sole discretion.

MERS:  Mortgage Electronic Registration Systems, Inc. or any successor or assign thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS System:  The electronic system of recording transfers of mortgages maintained by MERS.

MIC:  A mortgage insurance certificate issued by HUD.

Monthly Advance:  The advances made or required to be made by Countrywide on any Remittance Date pursuant to Section 5.03.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc., and any successor thereto.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Mortgage Loan, or a second lien, in the case of a Second Lien Mortgage Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien, in the case of a First Lien Mortgage Loan, or a second lien, in the case of a Second Lien Mortgage Loan, upon a leasehold estate of the Mortgagor, as the case may be.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan’s inclusion on the related Mortgage Loan Schedule, which mortgage loan includes the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if applicable), Government Insurance Proceeds (if applicable), Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto.  Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

Mortgage Loan Package:  The Mortgage Loans sold to the Purchaser pursuant to a purchase confirmation.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and the LPMI Fee, if applicable.

Mortgage Loan Schedule:  With respect to each Mortgage Loan Package, the schedule of Mortgage Loans included therein and made a part of the related purchase confirmation, which schedule shall include, the following information with respect to each Mortgage Loan:  (1) the seller’s Mortgage Loan identifying number; (2) the Mortgagor’s and Co Mortgagor’s (if applicable) name; (3) Mortgagor and co Mortgagor (if applicable) social security number; (4) the street address of the Mortgaged Property including the city, state, county, and the zip code; (5) a code indicating whether the Mortgaged Property is a single family residence, a 2 4 family dwelling, a PUD, a townhouse or a unit in a high rise or low rise condominium project; (6) the number of units for all Mortgaged Properties; (7) the original months to maturity or the remaining months to maturity from the Cut off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) a code indicating the lien status of the Mortgage Loan; (9) the Loan to Value Ratio at origination; (10) the appraised value and purchase price, if applicable, of the Mortgaged Property; (11) Mortgage Interest Rate at the time of origination; (12) the Mortgage Interest Rate as of the Cut off Date; (14) the origination date of the Mortgage Loan; (15) the first Due Date of the Mortgage Loan; (16) the stated maturity date of the Mortgage Loan; (17) the amount of the Monthly Payment as of the Cut off Date; (18) the amount of the Monthly Payment at the time of origination; (19) the next due date of the Mortgage Loan; (20) the original principal amount of the Mortgage Loan; (21) the actual principal balance of the Mortgage Loan as of the close of business on the Cut off Date, after deduction of payments of principal actually collected on or before the Cut off Date; (22) the scheduled principal balance of the Mortgage Loan as of the close of business on the Cut off Date; after deduction of payments of principal due on or before the Cut off Date, whether or not collected, if applicable; (23) the Mortgage Loan purpose; (24) the occupancy status of the Mortgaged Property at the time of origination; (25) Mortgage Loan’s FICO score; (26) a code indicating the mortgage insurance provider and percent of coverage, if applicable; (27) the loan documentation type; (28) a code indicating whether the Mortgage Loan has a Prepayment Penalty; (29) a code indicating the Prepayment Penalty term; (30) MIN #, if applicable; and (31) Mortgagor’s and co Mortgagor’s (if applicable) race, gender, and income, to the extent available.  With respect to ARM Mortgage Loans, the Mortgage Loan Schedule shall set forth the following information as of the Cut of Date:  (a) the Index and payment and interest rate adjustment frequencies; (b) the initial Adjustment Date; (c) the initial payment adjustment date; (d) the next Adjustment Date; (e) the next payment adjustment date; (f) the Gross Margin; (g) the minimum Mortgage Interest Rate under the terms of the Mortgage Note; (h) the maximum Mortgage Interest Rate under the terms of the Mortgage Note; (i) the Mortgage Interest Rate adjustment cap at the initial Interest Rate Adjustment Date; (j) the Mortgage Interest Rate adjustment cap at all subsequent Interest Rate Adjustment Dates; and (k) the Lifetime Rate Cap.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor:  The obligor on a Mortgage Note.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given.

Other Insurance Proceeds:  Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that Countrywide would follow in servicing mortgage loans held for its own account.

Payment Adjustment Date:  As to each Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(i)

obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency;

(iii)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper;

(iv)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities;

(v)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vi)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vii)

repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(viii)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series);

(ix)

interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund;

(x)

short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by any Rating Agency rating such fund in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency; and

(xi)

such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require Countrywide to register as an investment company under the Investment Company Act of 1940, as amended.

Person:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PMI Policy:  A policy of private mortgage guaranty insurance relating to a Mortgage Loan and issued by a Qualified Insurer.

PMI Proceeds:  Proceeds of any PMI Policy.

Prepayment Interest Shortfall Amount:  With respect to any Remittance Date and Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

Prepayment Penalty:  With respect to each Mortgage Loan, a prepayment penalty, charge, premium or fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any Prepayment Penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  As to any Remittance Date, the calendar month preceding the month of distribution.

Purchaser:  The Person identified as the “Purchaser” in the preamble to this Agreement or its successor in interest or any successor or assign to the Purchaser under this Agreement as herein provided.  Any reference to “Purchaser” as used herein shall be deemed to include any designee of the Purchaser, so long as such designation was made in accordance with the limitations set forth in Section 8.06.

Qualified Correspondent:  Any Person from which Countrywide purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were either (x) originated pursuant to an agreement between Countrywide and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to Countrywide, in accordance with underwriting guidelines designated by Countrywide (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines or (y) individually re-underwritten by Countrywide to the Designated Guidelines at the time such Mortgage Loans were acquired by Countrywide; (ii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by Countrywide in origination of mortgage loans of the same type as the Mortgage Loans for Countrywide’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by Countrywide on a consistent basis for use by lenders in originating mortgage loans to be purchased by Countrywide; and (iii) Countrywide employed, at the time such Mortgage Loans were acquired by Countrywide, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that either Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by Countrywide or the Mortgage Loans purchased by Countrywide substantially comply with the Designated Guidelines.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, which insurer is approved in such capacity by an Agency.

Rating Agency:  Any of S&P, Moody’s, DBRS or Fitch Ratings.

Reconstitution Date:  The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Securitization Transfer pursuant to Section 8.06 hereof.  The Reconstitution Date shall be such date which the Purchaser shall designate.  On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and Countrywide’s servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

Regulation AB: As defined in Section 8.06.

Remittance Date:  The eighteenth (18th) day of any month, beginning with the month next following the month in which the related Cut off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following.

REO Disposition:  The final sale by Countrywide of any REO Property or the transfer of the management of such REO Property to the Purchaser as set forth in Section 4.13.

REO Property:  A Mortgaged Property acquired by Countrywide on behalf of the Purchaser as described in Section 4.13.

S&P: Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.

Second Lien Mortgage Loan:  A Mortgage Loan secured by a second lien on the related Mortgaged Property.

Securitization Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust or other issuing entity as part of a publicly issued or privately placed, rated or unrated mortgage pass through or other mortgage backed securities transaction.

Seller: Countrywide Home Loans, Inc., or its successor or assign.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by Countrywide of its servicing obligations, including the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, (iv) with respect to Government Mortgage Loans, amounts advanced to the Purchaser for which Countrywide may be entitled to receive reimbursement from a government agency and (v) compliance with the obligations under this Agreement including Section 4.09.

Servicing Criteria:  Shall mean the applicable servicing criteria set forth in Exhibit H hereto.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to Countrywide, which shall, for a period of one full month, be equal to one twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by Countrywide, or as otherwise provided herein.  Subject to the foregoing, and with respect to each Mortgage Loan, Countrywide shall be entitled to receive its Servicing Fee through the disposition of any related REO Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure.

Servicing Fee Rate:  With respect to any Mortgage Loan, the rate per annum set forth in the applicable purchase confirmation.

Servicing Officer:  Any officer of Countrywide involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by Countrywide to Purchaser upon request, as such list may from time to time be amended.

Stated Principal Balance:  With respect to each Mortgage Loan as of any date of determination:  (i) the unpaid principal balance of the Mortgage Loan at the Cut off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Static Pool Information: As defined in Section 8.06(b).

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of Countrywide or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of Countrywide or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial majority of the material functions required to be performed by Countrywide under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term “Subservicer” shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transfer, nor any “back-up servicer” or trustee performing servicing functions on behalf of a Securitization Transfer.

Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by Countrywide.

Transaction Documents:  With respect to any Mortgage Loan, the related purchase confirmation and this Agreement.

Updated LTV:  With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the date of determination divided by the value of the related Mortgaged Property as determined by a recent appraisal of the Mortgaged Property.

VA:  The Department of Veterans Affairs.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party which sale or transfer is not a Securitization Transfer.

ARTICLE II.

PRE-CLOSING AND CLOSING PROCEDURES

Section 2.01

Possession of Credit Files.

The contents of each Credit File required to be retained by Countrywide to service the Mortgage Loans pursuant to this Agreement and thus not delivered to the Purchaser or its designee are and shall be held in trust by Countrywide for the benefit of the Purchaser as the owner thereof.  Countrywide’s possession of any portion of each such Credit File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by Countrywide shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage and the contents of each Credit File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Countrywide shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Countrywide at the will of the Purchaser in such custodial capacity only.  The Credit File retained by Countrywide with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in Countrywide’s computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser.  Countrywide shall release from its custody the contents of any Credit File retained by it only in accordance with this Agreement, except if required under applicable law or court order.  Countrywide shall deliver to the Purchaser copies of any documents in a Mortgage File reasonably requested by the Purchaser within twenty (20) days of the date of receipt of such request, at the sole expense of the Purchaser.

Section 2.02

Closing.

Countrywide’s assumption of servicing responsibilities with respect to each Mortgage Loan Package purchased by the Purchaser from the Seller shall take place on the related Closing Date and shall be subject to the satisfaction of each of the following conditions, unless otherwise waived by the prejudiced party(ies):

(a)

All of the representations and warranties of Countrywide under this Agreement shall be true and correct in all material respects as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

(b)

All of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

(c)

The Purchaser’s attorneys shall have received in escrow all applicable Closing Documents as specified in Section 2.03, in such forms as are agreed upon by the Purchaser and Countrywide, duly executed by all signatories as required pursuant to the terms hereof; and

(d)

All other terms and conditions of this Agreement required to be complied with or performed shall have been complied with or performed.

Section 2.03

Closing Documents.

(a)

On the Initial Closing Date, Countrywide shall deliver to the Purchaser’s attorneys, in escrow, fully executed originals of the following documents:

(1)

This Agreement;

(2)

Opinion of Counsel for Countrywide (who may be an employee of Countrywide);

(3)

An Officer’s Certificate, in the form of Exhibit C hereto;

(4)

a Custodial Account Certification; and

(5)

an Escrow Account Certification.

(b)

On each Closing Date, including the Initial Closing Date, Countrywide shall deliver to the Purchaser’s attorneys, in escrow, fully executed original of the following documents:

(1)

an Acknowledgment Agreement, in the form of Exhibit B hereto.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01

Representations and Warranties Respecting Countrywide.

Countrywide represents, warrants and covenants to the Purchaser that, as of each Closing Date:

(a)

Organization and Standing.  Countrywide is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

(b)

Due Authority.  Countrywide has the full power and authority to perform and enter into and consummate all transactions contemplated by this Agreement.  This Agreement evidences the legal, valid, binding and enforceable obligation of Countrywide, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite action has been taken by Countrywide to make this Agreement valid and binding upon it in accordance with the terms of this Agreement;

(c)

No Conflict.  Neither the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Countrywide’s limited partnership agreement or result in a material breach of any legal restriction or any material agreement, indenture or loan or credit agreement, or instrument to which Countrywide is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which Countrywide or its property is subject;

(d)

Approved Servicer.  Countrywide is an approved servicer for each Agency in good standing.  No event has occurred, including a change in insurance coverage, which would make Countrywide unable to comply with Fannie Mae or Freddie Mac eligibility requirements;

(e)

No Pending Litigation.  There is no action, suit, proceeding, investigation or litigation pending or, to the best of Countrywide’s knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to Countrywide would materially and adversely affect the ability of Countrywide to service the Mortgage Loans hereunder in accordance with the terms hereof, or Countrywide’s ability to perform its obligations under this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide, of or compliance by Countrywide with, this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

(g)

Ability to Perform.  Countrywide does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(h)

MERS.  Countrywide is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS; and

(i)

No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any material untrue statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading.

Section 3.02

Representations and Warranties Respecting the Purchaser.

The Purchaser represents, warrants and covenants to Countrywide that, as of each Closing Date:

(a)

Organization and Standing.  The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified to transact business in and is in good standing under the laws of each state in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such qualification;

(b)

Due Authority.  The Purchaser has the full power and authority to perform, and to enter into and consummate, all transactions contemplated by this Agreement.  This Agreement evidences the legal, valid, binding and enforceable obligation of the Purchaser, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by the Purchaser to make this Agreement valid and binding upon it in accordance with the terms of this Agreement;

(c)

No Conflict.  Neither the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser’s charter or by laws or result in a material breach of any legal restriction or any material agreement, indenture or loan or credit agreement, or instrument to which the Purchaser is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

(d)

No Pending Litigation.  There is no action, suit, proceeding, investigation or litigation pending or, to the best of the Purchaser’s knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the Purchaser’s ability to perform its obligations under this Agreement;

(e)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement (including, but not limited to, any approval from HUD), or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

(f)

Ability to Perform.  The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

(g)

No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any material untrue statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading.

ARTICLE IV.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Countrywide to Act as Servicer.

Countrywide, as independent contract servicer, shall service and administer Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Countrywide may deem necessary or desirable and consistent with the terms of this Agreement.  In servicing and administering the Mortgage Loans, Countrywide shall employ procedures in accordance with the Customary Servicing Procedures and usual standards of practice of prudent mortgage servicers.  Countrywide may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder.  Notwithstanding anything to the contrary contained herein, in servicing and administering Government Mortgage Loans, Countrywide shall not take, or fail to take, any action that would result in the denial of coverage under any LGC or MIC, as applicable.  Without limiting the generality of the foregoing, with respect to any Government Mortgage Loan, Countrywide shall be permitted to deviate from the servicing practices set forth herein if such deviation would be consistent with the servicing practices employed in connection with any similar mortgage loan constituting a part of a GNMA mortgage-backed security.

In accordance with the terms of this Agreement, Countrywide may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in Countrywide’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that Countrywide shall not permit any modification with respect to any Mortgage Loan that would decrease the Mortgage Interest Rate (other than by adjustments required by the terms of the Mortgage Note), result in the denial of coverage under a PMI Policy, LGC or MIC, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make future advances or extend the final maturity date on such Mortgage Loan without the Purchaser’s consent.  Countrywide may permit forbearance or allow for suspension of Monthly Payments for up to one hundred and eighty (180) days if the Mortgagor is in default or Countrywide determines in its reasonable discretion, that default is imminent and if Countrywide determines that granting such forbearance or suspension is in the best interest of the Purchaser.  If any modification, forbearance or suspension permitted hereunder allows the deferral of interest or principal payments on any Mortgage Loan, Countrywide shall include in each remittance for any month in which any such principal or interest payment has been deferred (without giving effect to such modification, forbearance or suspension) an amount equal to such month’s principal and one (1) month’s interest at the Mortgage Loan Remittance Rate on the then unpaid principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to Section 5.03.  Without limiting the generality of the foregoing, Countrywide shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by Countrywide, the Purchaser shall furnish Countrywide with any powers of attorney and other documents necessary or appropriate to enable Countrywide to carry out its servicing and administrative duties under this Agreement.

Section 4.02

Collection of Mortgage Loan Payments.

Countrywide shall make reasonable efforts, in accordance with the customary and usual standards of practice of prudent mortgage servicers, to collect all payments due under each Mortgage Loan to the extent such procedures shall be consistent with this Agreement, the terms and provisions of any related PMI Policy, MIC or LGC, and applicable law.  Further, Countrywide will, in accordance with Customary Servicing Procedures, ascertain and estimate Escrow Payments and premiums for PMI Policies, if any, that will become due and payable with respect to the Mortgage Loan.

Section 4.03

Realization Upon Defaulted Mortgage Loans.

(a)

Foreclosure.  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, Countrywide shall take such action as it shall deem to be in the best interest of the Purchaser.  In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, Countrywide shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae or Freddie Mac.  In such connection, Countrywide shall obtain the prior written consent of the Purchaser prior to making any Servicing Advance of $5,000 or more.  If the portion of any Liquidation Proceeds allocable as a recovery of interest on any Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be distributed to the Purchaser.  Countrywide shall use reasonable efforts to realize upon defaulted Mortgage Loans, in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, Countrywide shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Countrywide through PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property.  Countrywide shall notify the Purchaser in writing of the commencement of foreclosure proceedings.  Such notice may be contained in the reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement.  Countrywide shall be responsible for all costs and expenses incurred by it in any foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from proceeds from the related Mortgaged Property.

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Custodial Accounts, in the form of time deposit or demand accounts.  Countrywide shall provide the Purchaser with written evidence of the creation of such Custodial Account(s) upon the request of the Purchaser.  The creation of the Custodial Account shall be evidenced by a certificate delivered by Countrywide (“Custodial Account Certification”) in the form of Exhibit D attached hereto.

Countrywide shall deposit in the Custodial Account within two (2) Business Days, and retain therein, the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(a)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(b)

all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

(c)

all proceeds from a Cash Liquidation;

(d)

all PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds, including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Countrywide’s normal servicing procedures, the loan documents or applicable law;

(e)

all Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with Countrywide’s normal servicing procedures, the loan documents or applicable law;

(f)

all Monthly Advances;

(g)

any amounts required to be deposited by Countrywide pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy (such deposit shall be made from Countrywide’s own funds, without reimbursement therefor);

(h)

the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide’s own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of one half of (a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans); and

(i)

any amounts required to be deposited by Countrywide in connection with any REO Property pursuant to Section 4.13.

The foregoing requirements for deposit in the Custodial Account are exclusive.  The Purchaser understands and agrees that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment penalties and assumption fees (to the extent permitted by Section 4.16) need not be deposited by Countrywide in the Custodial Account.  Any interest paid by the depository institution on funds deposited in the Custodial Account shall accrue to the benefit of Countrywide and Countrywide shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(d).

Section 4.05

Permitted Withdrawals From the Custodial Account.

Countrywide may, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)

to make payments to the Purchaser in the amounts and in the manner provided for in Sections 5.01 and 5.03;

(b)

to reimburse itself for Monthly Advances (Countrywide’s reimbursement for Monthly Advances shall be limited to amounts received on the related Mortgage Loan (or to amounts received on the Mortgage Loans as a whole if the Monthly Advance is made due to a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Servicemembers’ Civil Relief Act) which represent Late Collections, net of the related Servicing Fee and LPMI Fee, if applicable.  Countrywide’s right to reimbursement hereunder shall be prior to the rights of the Purchaser.  Notwithstanding the foregoing, Countrywide may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are nonrecoverable advances or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser);

(c)

to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees (Countrywide’s reimbursement for Servicing Advances and/or Servicing Fees hereunder with respect to any Mortgage Loan shall be limited to proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds; provided, however, that Countrywide may reimburse itself for Servicing Advances and Servicing Fees from any funds in the Custodial Account if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser.  Notwithstanding the foregoing, with respect to each Government Mortgage Loan, Countrywide shall not be entitled to reimbursement of any Servicing Advances that constitute losses and expenses for which an issuer of GNMA securities would be responsible, pursuant to Chapter 4 of the GNMA Handbook 5500.2, if such Government Mortgage Loan had been included in a GNMA security);

(d)

to pay to itself as servicing compensation (i) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (ii) the Servicing Fee and the LPMI Fee, if applicable, from that portion of any payment or recovery of interest on a particular Mortgage Loan;

(e)

to reimburse itself for any amounts deposited in the Custodial Account in error; and

(f)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Upon request, Countrywide will provide the Purchaser with copies of invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Escrow Accounts in the form of time deposit or demand accounts, which accounts shall be Eligible Accounts.  The creation of the Escrow Account shall be evidenced by a certificate delivered by Countrywide (“Escrow Account Certification”) in the form of Exhibit E attached hereto.

Countrywide shall deposit in the Escrow Account(s) within two (2) Business Days, and retain therein, (a) all Escrow Payments collected on account of the Mortgage Loans, and (b) all Other Insurance Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.  Countrywide shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes in accordance with Section 4.07.  Countrywide shall be entitled to retain any interest paid by the depository institution on funds deposited in the Escrow Account except interest on escrowed funds required by law to be paid to the Mortgagor.  Countrywide shall pay Mortgagor interest on the escrowed funds at the rate required by law notwithstanding that the Escrow Account is non-interest bearing or the interest paid by the depository institution thereon is insufficient to pay the Mortgagor interest at the rate required by law.

Section 4.07

Permitted Withdrawals From Escrow Account.

Countrywide may, from time to time, withdraw funds from the Escrow Account(s) for the following purposes:  (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, PMI Policy premiums, if applicable, and comparable items; (b) to reimburse Countrywide for any Servicing Advance made by Countrywide with respect to a related Mortgage Loan; provided, however, that such reimbursement shall only be made from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder; (c) to refund to the Mortgagor any funds as may be determined to be overages; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the Mortgaged Property; (f) to pay to Countrywide, or to the Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account; (g) to reimburse itself for any amounts deposited in the Escrow Account in error; (h) to withdraw suspense payments that are deposited into the Escrow Account, or (i) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08

Transfer of Accounts; Investment Losses.

Countrywide may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time provided that such Custodial Account and Escrow Account shall at all times be Eligible Accounts.  Countrywide shall promptly notify the Purchaser of any such transfer.

Prior to the related Remittance Date, the amount of any losses incurred in respect of any investments of funds in the Custodial Account or the Escrow Account by Countrywide shall be deposited in such account by Countrywide out of its own funds immediately as realized.

Section 4.09

Payment of Taxes, Insurance and Other Charges; Maintenance of PMI Policies; Collections Thereunder.

With respect to each Mortgage Loan, Countrywide shall maintain accurate records reflecting the status of (a) ground rents, taxes, assessments, water rates and other charges that are or may become a lien upon the Mortgaged Property; (b) primary mortgage insurance premiums; (c) with respect to Mortgage Loans insured by the FHA, mortgage insurance premiums, and (d) fire and hazard insurance premiums.  Countrywide shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable using Escrow Payments which shall have been estimated and accumulated by Countrywide in amounts sufficient for such purposes.  To the extent that the Mortgage does not provide for Escrow Payments, Countrywide shall determine that any such payments are made by the Mortgagor at the time they first become due.  Countrywide assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills, irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.

Countrywide will maintain in full force and effect, a PMI Policy issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required.  Such coverage will be maintained until the LTV or the Updated LTV of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a LTV at origination in excess of 80%.  Countrywide will not cancel or refuse to renew any PMI Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement PMI Policy is obtained from and maintained with an insurer that is approved by an Agency.  Countrywide shall not take any action that would result in non-coverage under any applicable PMI Policy of any loss that, but for the actions of Countrywide, would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.16, Countrywide shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, Countrywide shall obtain a replacement PMI Policy as provided above.  The related PMI Policy for any LPMI Loan also shall be maintained in accordance with the applicable provisions of this paragraph.

Unless otherwise provided in the related purchase confirmation, no Mortgage Loan has in effect as of the Closing Date any mortgage pool insurance policy or other credit enhancement, except for any PMI Policy, MIC or LGC and the insurance or guarantee relating thereto, as applicable (excluding such exception, the “Credit Enhancement”), and Countrywide shall not be required to take into consideration the existence of any such Credit Enhancement for the purposes of performing its servicing obligations hereunder.  If the Purchaser shall at any time after the related Closing Date notify Countrywide in writing of its desire to obtain any such Credit Enhancement, the Purchaser and Countrywide shall thereafter negotiate in good faith for the procurement and servicing of such Credit Enhancement.

In connection with its activities as servicer, Countrywide agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan.

Section 4.10

Maintenance of Hazard Insurance.

Countrywide shall cause to be maintained, for each Mortgage Loan, fire and hazard insurance by a Qualified Insurer with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan or (b) the greater of (i) the unpaid principal balance of the Mortgage Loan, and (ii) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer.  If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, Countrywide shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Administration program (or any successor thereto) with a generally acceptable insurance carrier and with coverage in an amount not less than the lesser of (x) the unpaid principal balance of the Mortgage Loan; (y) the maximum insurable value of the improvements securing such Mortgage Loan; or (z) the maximum amount of insurance which is available under the National Flood Insurance Reform Act of 1994.  Countrywide shall also maintain on REO Property, (1) fire and hazard insurance with extended coverage in an amount that is not less than the maximum insurable value of the improvements that are a part of such property; (2) liability insurance; and (3) to the extent required and available under the National Flood Insurance Reform Act of 1994, flood insurance in an amount as provided above.  Countrywide shall deposit in the Custodial Account all amounts collected under any such policies except (A) amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property and (B) amounts to be released to the Mortgagor in accordance with Countrywide’s normal servicing procedures.  The Purchaser understands and agrees that no earthquake or other additional insurance on property acquired in respect of the Mortgage Loan shall be maintained by Countrywide or Mortgagor.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to Countrywide and shall provide for at least thirty (30) days prior written notice to Countrywide of any cancellation, reduction in the amount of coverage or material change in coverage.  Countrywide shall not interfere with the Mortgagor’s freedom of choice in selecting either the insurance carrier or agent; provided, however, that Countrywide shall only accept insurance policies from insurance companies acceptable to an Agency and licensed to do business in the state wherein the property subject to the policy is located.

The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements.

Section 4.11

[Reserved].

Section 4.12

Fidelity Bond; Errors and Omissions Insurance.

Countrywide shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy with responsible companies, with broad coverage of all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan who handle funds, money, documents or papers relating to the Mortgage Loan.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure Countrywide against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of its officers, employees and agents.  Such Fidelity Bond shall also protect and insure Countrywide against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 shall diminish or relieve Countrywide from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by an Agency for an approved seller/servicer.  The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide, as amended or restated from time to time, or in an amount as may be permitted to Countrywide by waiver of Fannie Mae.  Upon request of the Purchaser, Countrywide shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond or a certificate evidencing the same with a statement that Countrywide shall endeavor to provide written notice to the Purchaser 30 days prior to modification or any material change.

Section 4.13

Title, Management and Disposition of REO Property.

(a)

Title.  In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Countrywide for the benefit of the Purchaser or its nominee, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Countrywide from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person(s) holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

(b)

Management.  Countrywide shall either itself or through an agent selected by Countrywide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account.  Countrywide shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances.  Countrywide shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Credit File and copies thereof shall be forwarded by Countrywide to the Purchaser within five (5) days of the Purchaser’s request therefor.  Countrywide shall attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as Countrywide deems to be in the best interest of the Purchaser.  Countrywide shall deposit, or cause to be deposited, within two (2) Business Days of receipt, in the Custodial Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of Countrywide.  Notwithstanding anything contained in this Agreement to the contrary, upon written notice to Countrywide, the Purchaser may elect to assume the management and control of any REO Property; provided, however, that prior to giving effect to such election, the Purchaser shall reimburse Countrywide for all previously unreimbursed or unpaid Monthly Advances, Servicing Advances and Servicing Fees related to such REO Property.

(c)

Disposition.  Subject to the following paragraph, Countrywide shall use reasonable efforts to dispose of each REO Property as soon as possible and shall sell each REO Property no later than one (1) year after title to such REO Property has been obtained, unless Countrywide determines, and gives an appropriate notice to the Purchaser, that a longer period is necessary for the orderly disposition of any REO Property.  If a period longer than one (1) year is necessary to sell any REO Property, Countrywide shall, if requested by the Purchaser, report monthly to the Purchaser as to the progress being made in selling such REO Property.

Each REO Disposition shall be carried out by Countrywide at such price and upon such terms and conditions as Countrywide deems to be in a manner that maximizes the net present value of the recovery to the Purchaser.  If, as of the date title to any REO Property was acquired by Countrywide, there were outstanding unreimbursed Servicing Advances, Monthly Advances or Servicing Fees with respect to the REO Property or the related Mortgage Loan, Countrywide, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Monthly Advances and Servicing Fees from proceeds received in connection with such REO Disposition.  The proceeds from the REO Disposition, net of any payment to Countrywide as provided above, shall be deposited in the Custodial Account and distributed to the Purchaser in accordance with Section 5.01.

Section 4.14

Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, Countrywide shall adjust the Mortgage Interest Rate on the related Interest Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note.  Countrywide shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  Countrywide shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by Countrywide or the Purchaser that Countrywide has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Countrywide shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Purchaser thereby without reimbursement therefor.

Section 4.15

Notification of Maturity Date.

With respect to each Balloon Mortgage Loan, Countrywide shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date and final balloon payment.

Section 4.16

Assumption Agreements.

Countrywide shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the extent permitted by law; provided, however, that Countrywide shall not exercise any such right if prohibited from doing so by law or the terms of the Mortgage Note or if the exercise of such right would impair or threaten to impair any recovery under the related PMI Policy, if any.  If Countrywide reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, Countrywide shall enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Section 4.16, the Purchaser authorizes Countrywide, with the prior written consent of the primary mortgage insurer, if any, to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, Countrywide shall follow the underwriting practices and procedures employed by Countrywide for mortgage loans originated by Countrywide for its own account in effect at the time such assumption or substitution is made.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan and the outstanding principal amount of the Mortgage Loan shall not be changed.  Countrywide shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding anything to the contrary contained herein, Countrywide shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that Countrywide may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 4.16, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 4.17

Satisfaction of Mortgages and Release of Collateral Files.

Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the Purchaser.  Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 4.04, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by the Purchaser.  Upon receipt of such notice and request, the Purchaser, or its designee, shall within five (5) Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release.  In the event that the Purchaser fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide’s request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event Countrywide satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, Countrywide, upon written demand, shall remit to the Purchaser the then unpaid principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  Countrywide shall maintain the Fidelity Bond insuring Countrywide against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the service or foreclosure of a Mortgage Loan, including for the purpose of collection under any PMI Policy, the Purchaser shall, within five (5) Business Days of Countrywide’s request and delivery to the Purchaser, or the Purchaser’s designee, of a servicing receipt signed by a Servicing Officer, release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee.  Pursuant to the servicing receipt, Countrywide shall be obligated to return to the Purchaser the related Collateral File when Countrywide no longer needs such file, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially.  In the event that the Purchaser fails to release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee within five (5) Business Days of Countrywide’s request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  Upon receipt of notice from Countrywide stating that such Mortgage Loan was liquidated, the Purchaser shall release Countrywide from its obligations under the related servicing receipt.

Section 4.18

Servicing Compensation.

As compensation for its services hereunder, Countrywide shall be entitled to withdraw from the Custodial Account, or to retain from interest payments on the Mortgage Loans, the amounts provided for as Servicing Fees.  Additional servicing compensation in the form of assumption fees (as provided in Section 4.16), late payment charges, Prepayment Penalties or otherwise shall be retained by Countrywide to the extent not required to be deposited in the Custodial Account.  Countrywide shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 4.19

Credit Reporting

Countrywide will fully furnish, in accordance with the Fair Credit Reporting Act, and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

ARTICLE V.

PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

Section 5.01

Distributions.

On each Remittance Date, Countrywide shall distribute by wire transfer of immediately available funds to the Purchaser (a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05; plus (b) all Monthly Advances, if any, that Countrywide is obligated to distribute pursuant to Section 5.03; minus (c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.  It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above.

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, Countrywide shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest published as the average rate in The Wall Street Journal, as its prime lending rate, adjusted as of the date of each change, plus one percent (1%), but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by Countrywide to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive.  The payment by Countrywide of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Countrywide.

Section 5.02

Periodic Reports to the Purchaser.

(a)

Monthly Reports.  On or prior to the fifth (5th) Business Day of each month, Countrywide shall furnish to the Purchaser, or its designee, via any electronic medium a monthly report containing the information required by Exhibit J hereto in a format reasonably acceptable to the Purchaser and Countrywide, which report shall include with respect to each Mortgage Loan the following loan-level information: (i) the scheduled balance as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor’s account during the related Principal Prepayment Period, and (iii) the delinquency and bankruptcy status of the Mortgage Loan, if applicable; provided, that Countrywide will not be required to provide information regarding Prepayment Penalties to the extent such Prepayment Penalties are retained by Countrywide.

(b)

Miscellaneous Reports.  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, Countrywide shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, which report may be included with any other reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement.  With respect to any REO Property, and upon the request of the Purchaser, Countrywide shall furnish to the Purchaser a statement describing Countrywide’s efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement.  Countrywide shall also provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and as the Purchaser may reasonably request from time to time.  The Purchaser agrees to pay for all reasonable out of pocket expenses incurred by Countrywide in connection with complying with any request made by the Purchaser hereunder if such information is not customarily provided by Countrywide in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

In addition, within a reasonable period of time after the end of each calendar year, Countrywide will furnish a report to each Person that was a Purchaser at any time during such calendar year.  Such report shall state the aggregate of amounts distributed to the Purchaser for such calendar year.  Such obligation of Countrywide shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Countrywide pursuant to any requirements of the Code or this Agreement.

Section 5.03

Monthly Advances by Countrywide.

Not later than the close of business on the Determination Date preceding each Remittance Date, Countrywide shall deposit in the Custodial Account an amount equal to all payments not previously advanced by Countrywide, whether or not deferred pursuant to Section 5.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date.  Notwithstanding anything to the contrary herein, Countrywide may use amounts on deposit in the Custodial Account for future distribution to the Purchaser to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence.  To the extent Countrywide uses any funds being held for future distribution to the Purchaser to satisfy its obligations under this Section 5.03, Countrywide shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Purchaser pursuant to Section 5.01.

Countrywide’s obligation to make such advances as to any Mortgage Loan will continue through the earliest of:  (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (b) the Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds, Other Insurance Proceeds or Condemnation Proceeds which, in the case of Other Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan; or (c) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property; provided, however, with respect to any Government Mortgage Loan that is converted to REO Property, Countrywide’s obligation to make such advances will continue in accordance with the applicable governmental agency’s guidelines.  In no event shall Countrywide be obligated to make an advance under this Section 5.03 if at the time of such advance it reasonably determines that such advance will be unrecoverable.

Section 5.04

Annual Statement as to Compliance.

Countrywide will deliver to the Purchaser or its designee (a) on or prior to March 15, 2006, an Officer’s Certificate stating that (i) a review of the activities of Countrywide during the preceding calendar year and its performance under the servicing obligations of the Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, Countrywide has fulfilled all its servicing obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by Countrywide to cure such default and (b) on or before March 5th of each year thereafter beginning March 5, 2007, Countrywide’s compliance statement required by Item 1123 of Regulation AB, which as of the date hereof requires a statement, signed by an authorized officer of Countrywide, to the effect that (i)  a review of Countrywide’s servicing activities during the prior calendar year and of its performance of the servicing obligations under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, Countrywide has fulfilled all of its servicing obligations under this Agreement in all material respects throughout the period covered by the prior calendar year or, if there has been a failure to fulfill any such servicing obligation in any material respect, a statement of such failure known to such officer and the nature and the status thereof.

Section 5.05

Annual Independent Certified Public Accountants’ Servicing Report.

Countrywide shall (a) on or prior to March 15, 2006, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or the Master Servicer to the effect that such firm has, with respect to Countrywide’s overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm’s conclusions relating thereto and (b) on or before March 5th of each year thereafter beginning March 5, 2007, furnish to the Purchaser a report by a registered public accounting firm that attests to, and reports on, the assessment made by Countrywide pursuant to Subsection 5.07 as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Section 1122(b) of Regulation AB, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act.

Section 5.06

Purchaser’s Access to Countrywide’s Records.

The Purchaser shall have access upon reasonable notice to Countrywide, during regular business hours or at such other times as might be reasonable under applicable circumstances, to any and all of the books and records of Countrywide that relate to the performance or observance by Countrywide of the terms, covenants or conditions of this Agreement.  Further, Countrywide hereby authorizes the Purchaser, in connection with a sale of the Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of Countrywide, or its parent company, prepared by or at the request of Countrywide for the most recently completed three (3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations.  Countrywide also agrees to make available to any prospective purchaser, upon reasonable notice and during normal business hours, a knowledgeable financial or accounting officer for the purpose of answering questions respecting Countrywide’s ability to perform under this Agreement.  The Purchaser agrees to reimburse Countrywide for any out-of-pocket costs incurred by Countrywide in connection with its obligations under this Section 5.06.

During the term of this Agreement, Countrywide shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Credit File for each Mortgage Loan provided for herein.  All such special reports, documents, information, or cooperation provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency shall be provided at the Purchaser’s expense.  All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give in writing to Countrywide.

Section 5.07

Assessment of Servicing Compliance.

Countrywide shall deliver to the Purchaser or its designee on or before March 5th of each year, beginning March 5, 2007, a report regarding its assessment of compliance with Servicing Criteria as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB, which as of the date hereof require a report by Countrywide that contains the following:

(a)

A statement of its responsibility of assessing the Servicing Criteria applicable to Countrywide;

(b)

A statement that it used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to Countrywide;

(c)

A statement of Countrywide’s compliance with the applicable Servicing Criteria as of the immediately preceding December 31 and for the period covered by the preceding calendar year and disclosure of any material instance of noncompliance with respect thereto; and

(d)

A statement that a registered public accounting firm has issued an attestation report on Countrywide’s compliance with the applicable Servicing Criteria as of the immediately preceding December 31, and for the period covered by the preceding calendar year.

Section 5.08

Subservicing and Subcontracting.

Countrywide shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of Countrywide as servicer under this Agreement or any related Reconstitution Agreement unless Countrywide complies with the provisions of paragraph (a) of this Section.  Countrywide shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of Countrywide as servicer under this Agreement or any Reconstitution Agreement unless Countrywide complies with the provisions of paragraph (b) of this Section.

(a)

Countrywide shall cause any Subservicer used by Countrywide (or by any Subservicer) for the benefit of the Purchaser, any Master Servicer and any Depositor to comply with the provisions of this Section and with Sections 5.04, 5.05, 5.07, 5.09 and 5.10 of this Agreement to the same extent as if such Subservicer were Countrywide, and to provide the information required with respect to such Subservicer under Section 8.06(b)(ii) of this Agreement.  Countrywide shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered under Section 5.04, any assessment of compliance and attestation required to be delivered under Section 5.07 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 8.06(e) as and when required to be delivered.

(b)

It shall not be necessary for Countrywide to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor.  If required for compliance with Regulation AB and after written notice, Countrywide shall promptly provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of the role and function of each Subcontractor utilized by Countrywide or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

With respect to any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, Countrywide shall cause any such Subcontractor used by Countrywide (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with this Section and with Sections 5.04, 5.05, 5.07, 5.09 and 5.10 of this Agreement to the same extent as if such Subcontractor were Countrywide.  Countrywide shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered under Section 5.07 and the certification required to be delivered under Section 8.06(e), in each case as and when required to be delivered.

Section 5.09

Additional Monthly Reporting Requirements.

(a)

In connection with any Securitization Transfer, Countrywide shall provide to the Master Servicer prompt notice of the occurrence of any of the following:  any Event of Default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of Countrywide, or Countrywide’s engagement of any Subservicer or Subcontractor, to perform or assist in the performance of any of Countrywide’s obligations under this Agreement.

(b)

To the extent the Purchaser or any Depositor does not itself have an affiliation or relationship required to be disclosed under Item 1119 of Regulation AB that develops following the closing date of a Securitization Transfer, Countrywide shall provide to the Purchaser and any Depositor a description of any such affiliation or relationship involving Countrywide, any Subservicer or any Third-Party Originator no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship.  For purposes of the foregoing, Countrywide (1) shall be entitled to assume that the parties to the Securitization Transfer with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Master Servicer requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transfer with any parties not identified to Countrywide pursuant to Section 8.06(b)(2)(C)(d), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or the Master Servicer.

(c)

No later than ten days prior to the deadline for the filing of any Distribution Report on Form 10-D in respect of any Securitization Transfer that includes any of the Mortgage Loans serviced by Countrywide, to the extent Countrywide has knowledge of such events, Countrywide shall provide to the Master Servicer notice of the occurrence of any of the following events along with all material information, data, and materials related thereto as may be reasonably required to be included in the related Distribution Report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of Mortgage Loan representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding any Mortgage Loan changes (such as additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

Section 5.10

Additional Information.

Countrywide shall provide to the Master Servicer such additional information that is reasonably obtainable by Countrywide as the Master Servicer may reasonably request, including evidence of the authorization of the person signing any certification or statement.

ARTICLE VI.

COVENANTS BY COUNTRYWIDE

Section 6.01

Indemnification by Countrywide.

Countrywide shall indemnify the Purchaser and its respective officers, directors, agents, and affiliates, and such affiliates’ officers, directors, and agents harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys’ fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Countrywide to perform its obligations hereunder including its obligations to service and administer the Mortgage Loans in compliance with the terms of this Agreement.  Notwithstanding the foregoing, the Purchaser shall indemnify Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to:  (a) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Purchaser; (b) the failure of the Purchaser to perform its obligations hereunder, including clauses (i) and (ii) in Section 6.04; or (c) the failure of the Custodian to perform its obligations under the Custodial Agreement, including, without limitation, the Custodian’s failure to deliver any of the following:  i) Collateral Documents; ii) any security agreement, chattel mortgage, or equivalent document executed in connection with the related Mortgage; or iii) copy of any applicable power of attorney.

Section 6.02

Third Party Claims.

Countrywide and the Purchaser shall immediately notify the other if a claim is made upon such party by a third party with respect to this Agreement or the Mortgage Loans.  Upon the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, Countrywide shall assume the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Purchaser shall promptly reimburse Countrywide for all amounts advanced by it pursuant to the preceding sentence except when as a result of such claim Countrywide is otherwise required to indemnify the Purchaser pursuant to Section 6.01 hereof.

Section 6.03

Merger or Consolidation of Countrywide.

Countrywide shall keep in full effect its existence, rights and franchises as a limited partnership under the laws of one of the states thereof, and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, any Person into which Countrywide may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which Countrywide shall be a party, or any Person succeeding to substantially all of the business of Countrywide, shall be the successor of Countrywide hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified to service mortgage loans on behalf of an Agency.

Section 6.04

Limitation on Liability of Countrywide and Others.

Neither Countrywide nor any of the officers, employees or agents of Countrywide shall be under any liability to the Purchaser for any action taken, or for refraining from taking any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Countrywide or any such person against any breach of warranties or representations made herein, or the failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  Countrywide and any officer, employee or agent of Countrywide may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  Notwithstanding anything to the contrary contained in this Agreement, unless one or more Event of Default by Countrywide shall occur and shall not have been remedied within the time limits set forth in Section 7.01(a) of this Agreement, the Purchaser shall not record or cause to be recorded an Assignment of Mortgage with the recording office.  To the extent the Purchaser records with the recording office as permitted herein an Assignment of Mortgage which designates the Purchaser as the holder of record of the Mortgage, the Purchaser agrees that it shall (i) provide Countrywide with immediate notice of any action with respect to the Mortgage or the related Mortgaged Property and ensure that the proper department or person at Countrywide receives such notice; and (ii) immediately complete, sign and return to Countrywide any document reasonably requested by Countywide to comply with its servicing obligations, including without limitation, any instrument required to release the Mortgage upon payment in full of the obligation or take any other action reasonably required by Countrywide.  The Purchaser further agrees that Countrywide shall have no liability for the Purchaser’s failure to comply with clauses (i) or (ii) in the foregoing sentence and/or the Custodian’s failure to comply with the provisions of the Custodial Agreement.  Countrywide shall have no liability to the Purchaser and shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that Countrywide may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable to protect the Purchaser’s interests in the Mortgage Loans.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and Countrywide shall be entitled to be reimbursed therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to Countrywide’s indemnification under Section 6.01.

Section 6.05

No Transfer of Servicing.

Countrywide acknowledges that the Purchaser acts in reliance upon Countrywide’s independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, Countrywide shall not assign this Agreement or the servicing rights hereunder, without the prior written approval of the Purchaser, which consent may not be unreasonably withheld.

Subject to the foregoing, Countrywide shall not resign from the obligations and duties hereby imposed on it except by mutual consent of Countrywide and the Purchaser or upon the determination that Countrywide’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide.  Any such determination permitting the resignation of Countrywide shall be evidenced by an opinion of counsel to such effect delivered to the Purchaser which opinion of counsel shall be in form and substance reasonably acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed Countrywide’s responsibilities and obligations hereunder.

ARTICLE VII.

TERMINATION OF COUNTRYWIDE AS SERVICER

Section 7.01

Termination Due to an Event of Default.

(a)

Each of the following shall be an Event of Default by Countrywide if it shall occur and, if applicable, be continuing for the period of time set forth therein:

(i)

any failure by Countrywide to remit to the Purchaser any payment required to be made under the terms of this Agreement which such failure continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

(ii)

any failure on the part of Countrywide to duly observe or perform in any material respect any of the covenants or agreements on the part of Countrywide set forth in this Agreement or in the Custodial Agreement, if any, which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Countrywide and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)

Countrywide shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Countrywide or of or relating to all or substantially all of its property; or

(v)

Countrywide shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

any failure on the part of Countrywide to duly observe or perform in any material respect any of the covenants set forth in Sections 5.04, 5.05, 5.07, 5.08 or 8.06(e) which continues unremedied for a period of nine (9) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

(vii)

Countrywide shall fail to meet the servicer eligibility qualifications of Fannie Mae and Freddie Mac.

In case one or more Events of Default by Countrywide shall occur and shall not have been remedied, the Purchaser, by notice in writing to Countrywide may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Countrywide under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by Countrywide of such written notice, all authority and power of Countrywide under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Purchaser.  Upon written request from the Purchaser, Countrywide shall prepare, execute and deliver, any and all documents and other instruments and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at Countrywide’s sole expense.  Countrywide agrees to cooperate with the Purchaser in effecting the termination of Countrywide’s responsibilities and rights hereunder, including the transfer to the Purchaser, for administration by it, of all cash amounts which shall at the time be credited by Countrywide to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

(b)

Waiver of Event of Default.  The Purchaser may waive any default by Countrywide in the performance of Countrywide’s obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Events of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

Section 7.02

Termination by Other Means.

The respective obligations and responsibilities of Countrywide shall terminate with respect to any Mortgage Loan Package upon the first to occur of:  (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property in such Mortgage Loan Package and the remittance of all funds due hereunder; (b) by mutual consent of Countrywide and the Purchaser in writing; or (c) the Securitization Transfer of the last Mortgage Loan in such Mortgage Loan Package.

ARTICLE VIII.

MISCELLANEOUS

Section 8.01

Notices.

All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

(i)

to Countrywide:

Countrywide Home Loans Servicing LP

400 Countrywide Way

Simi Valley, California  93065

Attn:  Lupe Montero/Investor Accounting

With copy to:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California  91302

Attn: General Counsel

(ii)

the Purchaser:

To the address and contact set forth in the related assignment agreement or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 8.02

Exhibits.

The Exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 8.03

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration; and

(g)

reference to the Transaction Documents or any other document referenced herein shall include all exhibits, schedules or other supplements thereto.

Section 8.04

Reproduction of Documents.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 8.05

Further Agreements.

Countrywide shall execute and deliver to the Purchaser and the Purchaser shall be required to execute and deliver to Countrywide such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.06

Assignment of Mortgage Loans by the Purchaser; Whole Loan Transfer; Securitization Transfers.

(a)

The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that the transferee will not be deemed to be the Purchaser hereunder unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the document evidencing such agreement shall have been executed by the Purchaser and the transferee and delivered to Countrywide.  Notwithstanding the foregoing, no transfer shall be effective if such transfer would result in there being more than four (4) “Purchasers” outstanding hereunder with respect to any Mortgage Loan Package.  Any trust to which Mortgage Loans may be transferred pursuant to Section 8.06(b) hereunder shall constitute a single Purchaser for the purposes of the preceding sentence.

(b)

The Purchaser and Countrywide agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, but subject to the limitations set forth in Section 8.06(a) hereof, may effect Securitization Transfers, retaining Countrywide as the servicer thereof or subservicer if a master servicer is employed, or as applicable the “seller/servicer.” On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 8.06 is rejected by the related transferee, Countrywide shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.  Countrywide shall cooperate with the Purchaser in connection with each Whole Loan Transfer or Securitization Transfer in accordance with this Section 8.06.  In connection therewith Countrywide shall:

(1)

negotiate in good faith and execute (A) in connection with any Agency transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to Countrywide and the Purchaser among the Purchaser, Countrywide, Fannie Mae or Freddie Mac (as the case may be) and any servicer, (B) in connection with a Whole Loan Transfer, an assignment, assumption and recognition agreement, a seller’s warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to Countrywide and the Purchaser, and (C) in connection with a Securitization Transfer such agreements as may be necessary to effectuate such Securitization Transfer, including but not limited to, a pooling and servicing agreement in form and substance reasonably acceptable to Countrywide and the Purchaser (collectively the agreements referred to herein are designated, the “Reconstitution Agreements”); provided, however, such Reconstitution Agreements create no greater obligation or cost on the part of Countrywide than otherwise set forth in this Agreement, and provided further that Countrywide shall be entitled to a servicing fee under such Reconstitution Agreements at a rate per annum no less than the Servicing Fee Rate; and

(2)

provide as applicable:

(A)

information pertaining to Countrywide of the type and scope customarily included in offering documents for residential mortgage-backed securities transactions involving multiple loan originators;

(B)

such opinions of counsel, letters from auditors, and certificates of public officials or officers of Countrywide as are reasonably believed necessary by the trustee, any Rating Agency or the Purchaser, as the case may be, in connection with such Whole Loan Transfer or Securitization Transfer.  The Purchaser or another party to such Whole Loan Transfer or Securitization Transfer shall pay all third party costs associated with the preparation of the information described in clause (ii)(A) above and the delivery of any opinions, letters or certificates described in this clause (ii)(B).  Countrywide shall not be required to execute any seller/servicer agreement unless a draft of the agreement is provided to Countrywide at least 10 days before the Reconstitution Date, or such longer period as may reasonably be required for Countrywide and its counsel to review and comment on the agreement; and

(C)

make best efforts to deliver to Purchaser and any prospective purchaser within five (5) Business Days after request by Purchaser or prospective purchaser but no later than ten (10) days after request by Purchaser or prospective purchaser, information, with respect to each originator of the Mortgage Loans (x) reasonably requested by the Purchaser or (y) required by Item 1110 of Regulation AB, which as of the date hereof requires the following information:

a.

the originator’s form of organization;

b.

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the reasonable determination of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

c.

a brief description of any material legal or governmental proceedings pending (or known to be contemplated by a governmental authority) against Countrywide, each Third-Party Originator (if applicable) and each Subservicer; and

d.

a description of any affiliation or relationship between Countrywide, each Third-Party Originator, if applicable, each Subservicer and any of the following parties to a Securitization Transfer, as such parties are identified to Countrywide by the Purchaser or any Depositor in writing in advance of such Securitization Transfer:

i.

the sponsor;

ii.

the depositor;

iii.

the issuing entity;

iv.

any servicer;

v.

any trustee;

vi.

any originator;

vii.

any significant obligor;

viii.

any enhancement or support provider; and

ix.

any other material transaction party.;

and make best efforts to deliver to Purchaser and any prospective purchaser within five (5) Business Days after request by Purchaser or prospective purchaser but no later than ten (10) days after request by Purchaser or prospective purchaser, Static Pool Information with respect to those mortgage loans that were originated by the originator of the Mortgage Loans and which are of a similar type as the Mortgage Loans. Such Static Pool Information shall be prepared by Countrywide (or third party originator) on the basis of its reasonable good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB.   The content of such Static Pool Information may be in the form customarily provided by Countrywide, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information shall be for the prior five years or for so long as the originator has been originating (in the case of data by vintage origination year) or securitizing (in the case of data by prior securitized pools) such mortgage loans, if originating for less than five years.  The Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in either monthly or quarterly increments over the life of the mortgage loans included in the vintage origination year or prior securitized pool.

(D)

In connection with any Securitization Transfer for which Countrywide will be servicing at least 20% of the pool of Mortgage Loans, Countrywide shall make best efforts to deliver to Purchaser and any prospective purchaser within five (5) Business Days after request by Purchaser or prospective purchaser but no later than ten (10) days after request by Purchaser or prospective purchaser, information, with respect to such Servicer information reasonably requested by the Purchaser or its designee and the information set forth under Item 1108(b) and 1108(c) of Regulation AB (collectively, the “Servicer Information”), which as of the date hereof includes:

a.

Countrywide’s form of organization;

b.

a description of how long Countrywide has been servicing residential mortgage loans; a general discussion of Countrywide’s experience in servicing assets of any type as well as a more detailed discussion of Countrywide’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of Countrywide’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to Countrywide that may be material, in the reasonable determination of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

c.

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving Countrywide have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transfer;

d.

the extent of outsourcing Countrywide utilizes;

e.

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving Countrywide as a servicer during the three-year period immediately preceding the related Securitization Transfer;

f.

whether Countrywide has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

g.

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

h.

a description of any material changes during the three-year period immediately preceding the related Securitization Transfer to Countrywide’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

i.

information regarding Countrywide’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving Countrywide could have a material adverse effect on the performance by Countrywide any of its servicing obligations under this Agreement or any Reconstitution Agreement;

j.

information regarding advances made by Countrywide on the Mortgage Loans and Countrywide’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transfer, which may be limited to a statement by an authorized officer of Countrywide to the effect that Countrywide has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

k.

a description of Countrywide’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

l.

a description of Countrywide’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

m.

information as to how Countrywide defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(c)

In connection with any Whole Loan Transfer or Securitization Transfer, Countrywide shall not be required to “bring down” any of the representations and warranties in Section 3.02 (i.e., the representations and warranties only speak as of the applicable date set forth in this Agreement), or, except as provided in the following sentence, to make any other representations or warranties whatsoever.  Upon request, Countrywide will bring down the representations and warranties in Section 3.01 to a date no later than the related Reconstitution Date, or make new representations and warranties comparable in all material respects to those in Section 3.01.

(d)

All Mortgage Loans not sold or transferred pursuant to Securitization Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

(e)

With respect to any Mortgage Loans that are subject to a Securitization Transfer or other securitization transaction, to the extent that either of the Purchaser, any master servicer which is master servicing loans in connection with such transaction (a “Master Servicer”), or any related depositor (a “Depositor”) is required under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) to prepare and file a certification pursuant to Section 302 of the Sarbanes-Oxley Act, on or before March 15, 2006, an officer of Countrywide shall, execute and deliver an Officer’s Certificate, in the form attached hereto as Exhibit F, and on or before March 5, 2007, and by March 5th of each calendar year thereafter, execute and deliver an Officer’s Certificate in the form attached hereto as Exhibit G, to such Purchaser, Master Servicer, or Depositor, as the case may be, for the benefit of such entity.  For the purposes of this subsection (e) only, the Master Servicer or the Depositor, as the case may be, shall be deemed a third party beneficiary of this subsection and shall be entitled to enforce the provisions of this subsection (e).

(f)

Countrywide shall indemnify and hold harmless such Purchaser, Master Servicer, or Depositor, as the case may be (any such party, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) a breach by Countrywide or any of its officers, directors, or agents of its obligations under this Section 8.06, Section 5.04, Section 5.05, Section 5.07, Section 5.08, Section 5.09 or Section 5.10, (b) any misstatement or omission in any information, data or materials provided by Countrywide under or pursuant to Sections 5.04, 5.05, 5.07, 5.08, 5.09, 5.10 or 8.06 hereof, or (c) the gross negligence of Countrywide in connection with its obligations pursuant to Section 5.04, 5.05, 5.07, 5.08 or 8.06(e); provided, however, that Countrywide shall not be obligated to indemnify or hold harmless any Indemnified Party from or against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon the negligence, bad faith or willful misconduct of such Indemnified Party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then Countrywide agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and Countrywide in the other in connection with a breach of Countrywide’s obligations under this Subsection 8.07(f), or Countrywide’s gross negligence in connection with its obligations pursuant to Section 5.04, 5.05, 5.07, 5.08 or 8.06(e).

(g)

Countrywide shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 8.06(b)(2) that, except as disclosed in writing to the Purchaser or such Depositor prior to such date:  (i) Countrywide is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of Countrywide; (ii) Countrywide has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving Countrywide as servicer has been disclosed or reported by Countrywide; (iv) no material changes to Countrywide’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transfer; (v) there are no aspects of Countrywide’s financial condition that could have a material adverse effect on the performance by Countrywide of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against Countrywide, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to Countrywide, any Subservicer or any Third-Party Originator with respect to any Securitization Transfer and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

If so requested in writing by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 8.06(b) Countrywide shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 8.07

Designation of a Master Servicer.

(a)

Notwithstanding anything to the contrary contained in this Agreement, the Purchaser shall have the right, in its sole discretion, upon written notice to Countrywide ten (10) days prior to the first day of the month in which the first monthly Remittance Date following the transfer of the Mortgage Loans pursuant to a Whole Loan Transfer or Securitization Transfer is to occur, as applicable, to appoint and designate a master servicer (“Master Servicer”), as master servicer of such Mortgage Loans.  Upon receipt of written notice of such appointment, Countrywide may enter into a servicing agreement (“Master Servicing Agreement”) to service the Mortgage Loans for the Master Servicer in accordance with the Master Servicer’s requirements as set forth in the Master Servicer’s servicing guide; provided, however, that Countrywide shall be under no obligation to enter into any Master Servicing Agreement unless the obligations and duties of Countrywide as a subservicer thereunder (i) are not materially different from those set forth herein, (ii) do not cause undue burden on Countrywide, (iii) do not expand in any material respect any of the obligations, duties or liabilities of Countrywide hereunder and (iv) will not result in any increased cost to Countrywide.  If Countrywide and the Master Servicer enter into a Master Servicing Agreement, Countrywide shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of the Master Servicing Agreement and, to the extent inconsistent therewith, the servicing provisions set forth in this Agreement shall be superseded by the Master Servicing Agreement.  If Countrywide and the Master Servicer do not enter into a Master Servicing Agreement, Countrywide shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of this Agreement.

(b)

Upon appointment of a Master Servicer in accordance with Section 8.07(a), Countrywide shall correspond and communicate solely with the Master Servicer, as if the Master Servicer were the “Purchaser” hereunder.  The Master Servicer shall have all rights as designee of the Purchaser to enforce the covenants and conditions set forth in this Agreement, and Countrywide shall follow and shall be entitled to rely on the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Purchaser .  The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of the Purchaser, and Countrywide shall be entitled to rely on such waivers and consents as if such waivers or consents were the waivers or consents of the Purchaser.  The Master Servicer is empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Purchaser’s designee hereunder, and such amendments or modifications shall be binding upon the Purchaser as if the Purchaser had executed and delivered the same.  Countrywide shall treat the Master Servicer as “Purchaser” hereunder until Countrywide receives written notice from the Purchaser that the Purchaser has terminated the Master Servicer.

(c)

Upon receipt of notice of termination of the Master Servicer, Countrywide shall no longer deal with the Master Servicer and shall instead deal directly with the Purchaser.  From and after receipt of such notice of termination of the Master Servicer, Countrywide shall service the applicable Mortgage Loans in accordance with the provisions of this Agreement and shall give no effect to any Master Servicing Agreement entered into with the Master Servicer.

Section 8.08

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, without regard to the conflict of laws principles of New York or any other jurisdiction.

Section 8.09

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to an amendment to this Agreement which places each party in the same or as economic position as each party would have been in except for such invalidity.

Section 8.10

Successors and Assigns.

This Agreement shall bind and inure to the benefit of and be enforceable by Countrywide and the Purchaser and the respective permitted successors and assigns of Countrywide and the Purchaser.  Except as specifically set forth in Section 8.06 above, the Purchaser may not assign this Agreement to any Person without Countrywide’s prior written consent.

Section 8.11

Confidentiality.

Countrywide and the Purchaser acknowledge and agree that the terms of the Transaction Documents shall be kept confidential and their contents will not be divulged to any party without the other party’s consent, except to the extent that (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person’s duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) the disclosure is necessary in a prospectus, prospectus supplement, or private placement memorandum relating to a securitization of the Mortgage Loans; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

Section 8.12

Entire Agreement.

This Agreement constitutes the entire understanding between the parties hereto with respect to the servicing of each Mortgage Loan Package and supersede all prior or contemporaneous oral or written communications regarding same.  Countrywide and the Purchaser understand and agree that no employee, agent or other representative of Countrywide or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement.  This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both parties.

Section 8.13

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.14

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 8.15

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 8.16

Further Agreements.

Countrywide and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.17

Nonsolicitation.

From and after the Closing Date, Countrywide hereby agrees that Countrywide will not take any action or permit or cause any action to be taken by any of their agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on Countrywide’s behalf, to personally, by telephone or mail, solicit the mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that Countrywide may solicit any mortgagor for whom Countrywide or the servicer has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by Countrywide or any of their affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation nor is Countrywide prohibited from responding to unsolicited requests or inquiries made by a mortgagor or an agent of a mortgagor.  Notwithstanding the foregoing, the following solicitations, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited:  (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements and (ii) borrower messages included on, and statement inserts provided with, the monthly statements sent to mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans serviced by Countrywide.

(SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF, Countrywide and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

COUNTRYWIDE HOME LOANS SERVICING LP,
Countrywide

By: Countrywide GP, Inc., Its General Partner

By:

________________________________________

Name:

Title:

J.P. MORGAN MORTGAGE ACQUISITION CORP.,
the Purchaser

By:

________________________________________

Name:

Title:

EXHIBIT A

COLLATERAL DOCUMENTS

1.

Mortgage Note:  The original Mortgage Note (or a lost note affidavit in a form acceptable to an Agency) bearing all intervening endorsements, endorsed “Pay to the order of _____________, without recourse” and signed in the name of Countrywide by an authorized officer.

2.

Assignment of Mortgage:  The original Assignment of Mortgage in blank.

3.

Guarantee:  The original of any guarantee executed in connection with the Mortgage Note.

4.

Mortgage:  The original Mortgage with evidence of recording thereon or, if such original Mortgage has not been returned to Countrywide on or prior to the Closing Date by the public recording office where such Mortgage has been delivered for recordation, a copy of such Mortgage certified by Countrywide to be a true and complete copy of the original Mortgage sent for recordation.

5.

Modifications:  The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any.

6.

Intervening Assignments:  The originals of all intervening assignments of Mortgage with evidence of recording thereon, provided that such originals have been returned to Countrywide by the public recording office where such intervening assignment of Mortgage has been delivered for recordation.

7.

Title Policy:  The original mortgagee title insurance policy (or the equivalent thereof with respect to any Mortgage Loan in which the related Mortgaged Property is located in a jurisdiction where such title insurance is not customarily provided) if such title insurance policy has been issued by the related title company on or prior to the Closing Date.

8.

Loan Guaranty Certificate:  The original Loan Guaranty Certificate, if applicable.

9.

Mortgage Insurance Certificate:  The original Mortgage Insurance Certificate, if applicable.

EXHIBIT B

FORM OF ACKNOWLEDGMENT AGREEMENT

On this __th day of [________], 200__, J.P. Morgan Mortgage Acquisition Corp., (the “Purchaser”) as the Purchaser under that certain Servicing Agreement dated as of October 1, 2005, (the “Agreement”), does hereby contract with Countrywide Home Loans Servicing LP (the “Servicer”) as Servicer under the Agreement, for the servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto.  The Servicer hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement.  The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Servicer by the Purchaser in accordance with the terms of the Agreement.

All other terms and conditions of this transaction shall be governed by the Agreement.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

This Acknowledgment Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Purchaser and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

PURCHASER:
J.P. MORGAN MORTGAGE ACQUISITION CORP.
By:
Name:
Title:

SERVICER:
COUNTRYWIDE HOME LOANS SERVICING LP By: Countrywide GP, Inc., Its General Partner
By:
Name:
Title:

EXHIBIT C

FORM OF OFFICER’S CERTIFICATE

I, ________________________, hereby certify that I am the duly elected ______________ of Countrywide Home Loans Servicing LP, a Texas limited partnership (“Servicer”), and further certify, on behalf of the Servicer as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the partnership agreement of the Servicer which is in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Servicer are pending or contemplated.

3.

Each person who, as an officer or attorney in fact of the Servicer, signed (a) the Amended and Restated Servicing Agreement (the “Agreement”), dated as of December 1, 2005, by and between the Servicer and J.P. Morgan Mortgage Acquisition Corp. (“Purchaser”); and (b) any other document delivered prior hereto or on the date hereof in connection with the servicing of the Mortgage Loans in accordance with the Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney in fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

All of the representations and warranties of the Servicer contained in Subsection 3.01 of the Agreement are true and correct in all material respects as of the date hereof.

5.

The Servicer has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Agreement.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:

Seal]

COUNTRYWIDE HOME LOANS

SERVICING LP

(Servicer)

By:

___________________________________

Name:  ________________________________

Title:  _________________________________

I, _______________________, Secretary of the Servicer, hereby certify that _________________________ is the duly elected, qualified and acting [TITLE] of the Servicer and that the signature appearing above is genuine.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

Seal]

COUNTRYWIDE HOME LOANS

SERVICING LP

(Servicer)

By:

___________________________________

Name:  ________________________________

Title:  [Assistant] Secretary

EXHIBIT D

CUSTODIAL ACCOUNT CERTIFICATION

_____________________, 200_

[Servicer] hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Servicing Agreement, dated as of [Date], Loan Package [____________].

Title of Account:

[“[Name of Servicer], in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Mortgagors”] [“[Name of Servicer] in trust for the [J.P. Morgan] [insert name of Securitization Series] Trust Fund.”]

Account Number:

_______________

Address of office or branch
of the Company at
which Account is maintained:

[SERVICER]

Company

By:

___________________________________

Name:  ________________________________

Title:  _________________________________

EXHIBIT E

ESCROW ACCOUNT CERTIFICATION

__________________, 200_

[Servicer] hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Servicing Agreement, dated as of [Date], Loan Package [_________________].

Title of Account:

[“[Name of Servicer], in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Mortgagors”] [“[Name of Servicer], in trust for [J.P. Morgan] [Name of Securitization Series] Trust Fund.”]

Account Number:

_______________

Address of office or branch

of the Company at

which Account is maintained:

[SERVICER]

Company

By:

____________________________________

Name:  ________________________________

Title:  _________________________________

EXHIBIT F

FORM OF SARBANES-OXLEY OFFICER’S CERTIFICATE

I, [identify certifying individual], certify to the [Purchaser], [Master Servicer], or [Depositor] [i.e., THE PARTY EXECUTING THE CERTIFICATION REQUIRED UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002] that:

(i)

Based on my knowledge, the information in the annual statement of compliance, the annual independent public accountant’s servicing report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans conducted by Countrywide taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)

The servicing information required to be provided by Countrywide under the Agreement has been provided to the Purchaser [or the Master Servicer];

(iii)

I am is responsible for reviewing the activities performed by Countrywide under the Agreement and based upon the review required by the Agreement, and except as disclosed in the annual statement of compliance or the annual independent public accountant’s servicing report, Countrywide has, as of the date of this certification, fulfilled its obligations under the Agreement; and

(iv)

I have disclosed to the Purchaser [or the Master Servicer] all significant deficiencies relating to Countrywide’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

Capital terms used but not defined herein have the meanings ascribed to them in the Amended and Restated Servicing Agreement, dated December 1, 2005 (“Agreement”), between Countrywide Home Loans Servicing LP and J.P. Morgan Mortgage Acquisition Corp.

Dated as of:

COUNTRYWIDE HOME LOANS

SERVICING LP,

Countrywide

By:

________________________________

Name:

Title:

EXHIBIT G

ANNUAL CERTIFICATION

I am the [title/office] of [Item 1122 Responsible Party] (the [“Company” or “Servicer”]) and, in such capacity, the officer in charge of the [Company’s/Servicer’s] performance of the under the [Pooling and Servicing Agreement/Servicing Agreement] (the “Agreement”).  I hereby certify as follows (capitalized terms used and not otherwise defined herein have the meanings assigned in the Agreement) to the [Purchaser], [the Depositor], the Master Servicer, [the Securities Administrator], or [Trustee], and its officers, with the knowledge and intent that they will rely upon this certification :

1.

I have reviewed the (a) servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”) of the [Company/Servicer], (b) report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), (c) the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and (d) all servicing reports, officer’s certificates and other information provided to [Wells Fargo] during the preceding calendar year relating to the performance of the [Company/Servicer] under the terms of the Agreement (collectively, the “[Company/ Servicer] Information”);

2.

Based on my knowledge, the [Company/Servicer] Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the [Company/Servicer] Information;

3.

Based on my knowledge, all of the [Company/Servicer] Information required to be provided by the [Company/Servicer] under the Agreement has been provided to [Wells Fargo];

4.

I am responsible for reviewing the activities performed by the [Company/Servicer] as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement, and except as disclosed in the Compliance Statement, the Assessment of Compliance or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5.

The Compliance Statement, the Assessment of Compliance and the Attestation Report required to be provided by the [Company/Servicer] and by any Subcontractor pursuant to the Agreement have been provided to [Wells Fargo].  Any material instances of noncompliance described in such reports have been disclosed to [Wells Fargo].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: ___________________________

____________________________________

Name: ______________________________

Title: _______________________________

EXHIBIT H

Assessments of Compliance and Attestation Reports Servicing Criteria

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:

_________________________

By:

Name:

________________________________
Title:

________________________________

EXHIBIT I

Standard Scheduled-Scheduled Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Max length of 30 - (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer	4	Max length of 6	6
NET_INT_RATE	The loan gross Interest rate less the service fee rate as reported by the Servicer	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate as reported by the Servicer for a loan	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee rate as reported by the Servicer for a loan	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the Servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	First curtailment amount to be applied	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	Curtailment date associated with the first curtailment amount		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	Curtailment Interest on the first curtailment amount if applicable	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	Second curtailment amount to be applied	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	Curtailment date associated with the second curtailment amount		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	Curtailment Interest on the second curtailment amount if applicable	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	Third curtailment amount to be applied	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	Curtailment date associated with the third curtailment amount		MM/DD/YYYY	10
CURT_ADJ_AMT_3	Curtailment Interest on the third curtailment amount if applicable	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO ; Max length of 2	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	Soldier and Sailor Adjustment amount, if applicable	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	Non Recoverable Loan Amount, if applicable	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to the investors	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to the investors at the end of a processing cycle	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle. Only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer. Only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle. Only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer. Only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on their loan as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount waived by the servicer for the loan	2	No commas(,) or dollar signs ($)	11
MOD_DATE	Effective Payment Date of the Modification for the loan		MM/DD/YYYY	10
MOD_TYPE	Modification Type		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	Current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

Supplemental REG AB File

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on their loan as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount waived by the servicer for the loan	2	No commas(,) or dollar signs ($)	11
MOD_DATE	Effective Payment Date of the Modification for the loan		MM/DD/YYYY	10
MOD_TYPE	Modification Type		Varchar - value can be alpha and/or numeric	30
DELINQ_P&I_ADVANCE_AMT	Current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit   : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b)

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(c)

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Exhibit   : Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy